SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2018

CASI PHARMACEUTICALS, INC.

(Exact Name of Issuer as Specified in Charter)

Delaware	000-20713	58-1959440
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

9620 Medical Center Drive, Suite 300

Rockville, Maryland

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(Address of principal executive offices)

20850

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(Zip code)

(240) 864-2600

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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This report amends the Current Report on Form 8-K of CASI Pharmaceuticals, Inc. (the “Company”), dated September 28, 2018 and filed with the Securities and Exchange Commission on October 1, 2018 (the “Original 8-K), to report the terms of employment of George Chi, who was appointed as the Company’s Chief Financial Officer, effective September 28, 2018 (the “Effective Date”), by the Board of Directors of the Company (the “Board”). At the time of the Original 8-K, the terms of Mr. Chi’s compensation had not been negotiated by the parties or approved by the Company. Except as specifically amended hereby, the Original 8-K remains unchanged.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Chi and the Company have entered into an employment agreement (the “Employment Agreement”), effective September 28, 2018, containing the following material terms:

•	a one year term, with automatic one year extensions if the agreement is not terminated upon 60 days prior notice by either party;
•	an annual base salary of $300,000;
•	severance payment consisting of six months salary upon the termination of the Employment Agreement due to death, disability, termination without “cause” or if Mr. Chi resigns for “good reason” (as such terms are defined in the Employment Agreement); and
•	an agreement not to compete with the company for twelve months following resignation other than for good reason and for six months in the event of termination for any other reason.

The information set forth above with respect to the Employment Agreement does not purport to be complete in scope and is qualified in its entirety by the full text of the Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K/A and incorporated herein by reference.

Additionally, Mr. Chi shall enter into the Company’s customary change-in-control agreement for executive officers (the “CIC Agreement”), the form of which was previously filed as an exhibit to the Current Report on 8-K filed by the Company on April 17, 2007. Pursuant to the terms of the CIC Agreement, Mr. Chi shall receive nine months salary upon his termination following a change in control and the occurrence of a Triggering Event (as such term is defined in the CIC Agreement), and a pro rata portion of the annual bonus and continuation of health benefits for nine months following the date of termination.  If there is a change-in-control and the occurrence of a Triggering Event within the first six months of Mr. Chi’s employment, he shall receive a severance payment of nine months of salary and continuation of health benefits for six months.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	Employment Agreement, effective as of September 28, 2018, between the Company and George Chi

Exhibit 10.2	Form of Change in Control Agreement (incorporated by reference to Exhibit 10.1 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on April 17, 2007)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASI PHARMACEUTICALS, INC.
(Registrant)

/s/ Cynthia W. Hu
Cynthia W. Hu
COO, General Counsel & Secretary

October 24, 2018